Exhibit 10.1
FINAL AS APPROVED COPY
Amendment No. 2 to Amended and Restated Credit Agreement
          This Amendment No. 2 to Amended and Restated Credit Agreement, dated as of March 31, 2006 (this “Amendment), is entered into among HLI Operating Company, Inc., a Delaware corporation (the “Borrower”), Hayes Lemmerz International, Inc., a Delaware corporation (“Holdings”), and Citicorp North America, Inc. (“CNAI”), as Administrative Agent (as defined below) on behalf of each Lender executing a Lender Consent (as defined below), and amends the Amended and Restated Credit Agreement, dated as of April 11, 2005 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, Holdings, the Lenders and Issuers party thereto, CNAI, as administrative agent for the First Lien Lenders and as administrative agent for the Term C Lenders (in such capacities, the “Administrative Agent”), CNAI, as Collateral Agent for the Secured Parties, Lehman Commercial Paper Inc., as Syndication Agent, General Electric Capital Corporation, as Documentation Agent, and Citigroup Global Markets Inc. and Lehman Brothers Inc., as Joint Book-Running Lead Managers and Joint Lead Arrangers. Capitalized terms used herein and not otherwise defined herein shall have the meaning set forth in the Credit Agreement.
W i t n e s s e t h:
          Whereas, the Borrower has requested that the Lenders agree to amend certain provisions of the Credit Agreement;
          Whereas, the Borrower and the Administrative Agent wish to enter into this Amendment for the purpose of giving effect to such modifications in each case as more particularly set forth herein;
          Whereas, pursuant to Section 11.1(a) (Amendments, Waivers, Etc.) of the Credit Agreement, the consent of the Requisite Lenders is required to effect the amendments set forth herein; provided, that the amendments set forth in (i) Section 1(C) (Amendments to the Credit Agreement) below require the consent of the Requisite First Lien Lenders and (ii) Section 1(D) (Amendments to the Credit Agreement) below require the consent of the Requisite Term C Lenders and
          Whereas, the Lenders party to the attached Acknowledgement and Consent of Lenders to this Amendment (the “Lenders’ Consent”) constituting the Requisite Lenders and, with respect to the amendments set forth in (i) Section 1(C) (Amendments to the Credit Agreement), the Requisite First Lien Lenders and (ii) Section 1(D) (Amendments to the Credit Agreement), the Requisite Term C Lenders, and the Administrative Agent agree, subject to the limitations and conditions set forth herein, to amend the Credit Agreement as set forth herein;
          Now, Therefore, in consideration of the premises and the covenants and obligations contained herein the parties hereto agree as follows:

Amendment No. 2 to Amended and Restated Credit Agreement
     Section 1. Amendments to the Credit Agreement
          (A) Effective as of the Amendment No. 2 Effective Date (as defined below) and subject to the satisfaction (or due waiver) of the conditions set forth in Section 2 (Conditions Precedent to the General Effectiveness of this Amendment) hereof, the Credit Agreement is hereby amended as follows:
          (a) Amendments to Article I (Definitions, Interpretation and Accounting Terms)
               (i) The following definitions are hereby inserted in Section 1.1 (Defined Terms) of the Credit Agreement in the appropriate place to preserve the alphabetical order of the definitions in such section (and, if applicable, the following definitions shall replace in their entirety existing definitions for the corresponding terms in such section):
                    “Amendment No. 2 Effective Date” means March 31, 2006.
                    “Applicable Margin” means:
          (a) with respect to Term B Loans maintained as (i) Base Rate Loans, a rate equal to 2.50% per annum and (ii) Eurocurrency Rate Loans, a rate equal to 3.50% per annum;
          (b) with respect to Term C Loans maintained as (i) Base Rate Loans, a rate equal to 5.00% per annum and (ii) Eurocurrency Rate Loans, a rate equal to 6.00% per annum; and
          (c) with respect to Revolving Loans, a per annum rate equal to the rate set forth below opposite the applicable Leverage Ratio (determined on the last day of the most recent Fiscal Quarter for which Financial Statements have been delivered pursuant to Section 6.1(b) or (c)(Financial Statements)) set forth below:

	Base Rate	Eurocurrency
Leverage Ratio	Loans	Rate Loans
Greater than or equal to 3.25 to 1	2.75%	3.75%
Less than 3.25 to 1 and equal to or greater than 2.75 to 1	2.50%	3.50%
Less than 2.75 to 1 and equal to or greater than 2.25 to 1	2.25%	3.25%
Less than 2.25 to 1 and equal to or greater than 1.75 to 1	2.00%	3.00%
Less than 1.75 to 1	1.75%	2.75%
Changes in the Applicable Margin resulting from a change in the Leverage Ratio on the last day of any subsequent Fiscal Quarter shall become effective five Business Days after delivery by the Borrower to the Administrative Agents of new Financial

Amendment No. 2 to Amended and Restated Credit Agreement
Statements pursuant to Section 6.1(b) or (c)(Financial Statements), as applicable. Notwithstanding anything to the contrary set forth in this Agreement (including the then effective Leverage Ratio), if the Borrower shall fail to deliver such Financial Statements within any of the time periods specified in Section 6.1(b) or (c)(Financial Statements), the Applicable Margin from and including the first day after the date on which such Financial Statements were required to be delivered pursuant to Section 6.1(b) or (c)(Financial Statements), as the case may be, to but not including the date the Borrower delivers to the Administrative Agents such Financial Statements shall conclusively equal the highest possible Applicable Margin provided for in this definition.
                         “EBITDA” means, with respect to any Person for any period, (a) Consolidated Net Income of such Person for such period plus (b) the sum of, in each case, to the extent included in the calculation of such Consolidated Net Income but without duplication, (i) any provision for income taxes, (ii) Interest Expense, (iii) loss from extraordinary items, (iv) depreciation, depletion and amortization expenses, (v) all other non-cash charges and non-cash losses for such period, including the amount of any compensation deduction as the result of any grant of Stock or Stock Equivalents of such Person to employees, officers, directors or consultants, but excluding any such non-cash charge or loss to the extent that it represents an accrual of, or reserve for, cash expenditures in any future period, (vi) non-recurring cash charges since the Amendment No. 2 Effective Date of up to $30,000,000 in the aggregate in respect of facility closures and other restructuring activities, (vii) the following adjustments made pursuant to fresh-start accounting: (A) all such adjustments made prior to the Closing Date and (B) any expense arising after the Closing Date that is included in cost of goods sold arising from adjustments to inventory that are made in connection with fresh-start accounting, (viii) the following items for Hayes Lemmerz International, Inc. and its consolidated Subsidiaries in respect of the period commencing on February 1, 2002 and ending on the Closing Date: (A) non-recurring charges and restructuring charges that in accordance with GAAP are charged against operating income, (B) all professional fees, financing costs and other costs, expenses and items directly related to the Cases as reflected in the consolidated statement of operations, including any administrative expense reflecting such costs, expenses or other items, (C) all charges to earnings with respect to employee severance and (D) the non-cash effect attributable to minority interest income or expense, (ix) costs under employee retention programs approved by the Bankruptcy Court in the Cases, and (x) any aggregate net loss from the sale, exchange or other disposition of capital assets of such Person or its consolidated Subsidiaries minus (c) the sum of, in each case, to the extent included in the calculation of such Consolidated Net Income but without duplication, (i) any credit for income tax, (ii) interest income, (iii) gains from extraordinary items for such period, (xi) any aggregate net gain from the sale, exchange or other disposition of capital assets by such Person or its consolidated Subsidiaries and (v) any other non-cash gains or other items which have been added in determining Consolidated Net Income, including any reversal of a charge referred to in clause (b)(v) above by reason of a decrease in the value of any Stock or Stock Equivalent of such Person, but excluding any such non-cash gain or other item to the extent that it represents a change of an accrual of, or reserve for, cash expenditures in any future period.
                         (B) [Intentionally omitted.]

Amendment No. 2 to Amended and Restated Credit Agreement
          (C) Effective as of the First Lien Covenant Amendment Effective Date and subject to the satisfaction (or due waiver) of the conditions set forth in Section 4 (Conditions Precedent to the First Lien Covenant Amendment) hereof, the Credit Agreement is hereby amended as follows:
          (a) Amendments to Article V (Financial Covenants)
               (i) Section 5.1 (First Lien Financial Covenants) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
          Section 5.1 First Lien Financial Covenants
                        As long as any Obligation or any Commitment remains outstanding under the Revolving Credit Facility or the Term B Facility and except to the extent otherwise permitted or consented in writing by the Requisite First Lien Lenders, the Borrower agrees to each of the following covenants:
                        (a) Maximum Leverage Ratio. The Borrower shall maintain, on each day of each Fiscal Quarter set forth below, a Leverage Ratio of not more than the maximum ratio set forth below opposite such Fiscal Quarter:

Maximum
Fiscal Quarter	Leverage
Ending On or About	Ratio
January 31, 2006	4.75 to 1
April 30, 2006	6.50 to 1
July 31, 2006	6.50 to 1
October 31, 2006	6.50 to 1
January 31, 2007	6.50 to 1
April 30, 2007	6.25 to 1
July 31, 2007	6.00 to 1
October 31, 2007	5.65 to 1
January 31, 2008	5.00 to 1
April 30, 2008	5.00 to 1
July 31, 2008	4.75 to 1
October 31, 2008	4.50 to 1
January 31, 2009	4.00 to 1
April 30, 2009	4.00 to 1
July 31, 2009	4.00 to 1
October 31, 2009 and thereafter	3.75 to 1
                        (b) Minimum Interest Coverage Ratio. The Borrower shall maintain an Interest Coverage Ratio, as determined as of the last day of each Fiscal

Amendment No. 2 to Amended and Restated Credit Agreement
Quarter set forth below, for the four Fiscal Quarters ending on such day, of at least the minimum ratio set forth below opposite such Fiscal Quarter:

Minimum
Interest
Fiscal Quarter	Coverage
Ending On or About	Ratio
January 31, 2006	2.50 to 1
April 30, 2006	1.80 to 1
July 31, 2006	1.80 to 1
October 31, 2006	1.65 to 1
January 31, 2007	1.65 to 1
April 30, 2007	1.65 to 1
July 31, 2007	1.75 to 1
October 31, 2007	1.85 to 1
January 31, 2008	2.00 to 1
April 30, 2008	2.00 to 1
July 31, 2008	2.20 to 1
October 31, 2008	2.35 to 1
January 31, 2009	2.50 to 1
April 30, 2009	2.50 to 1
July 31, 2009	2.60 to 1
October 31, 2009	2.60 to 1
January 31, 2010	2.75 to 1
April 30, 2010	2.75 to 1
July 31, 2010	2.85 to 1
                        (c) Minimum Fixed Charge Coverage Ratio. The Borrower shall maintain a Fixed Charge Coverage Ratio, as determined as of the last day of each Fiscal Quarter set forth below, for the four Fiscal Quarters ending on such day, of at least the minimum ratio set forth below opposite such Fiscal Quarter:

Minimum
Fixed
Charge
Fiscal Quarter	Coverage
Ending On or About	Ratio
January 31, 2008	1.00 to 1
April 30, 2008	1.00 to 1
July 31, 2008	1.00 to 1
October 31, 2008	1.00 to 1
January 31, 2009	1.00 to 1

Amendment No. 2 to Amended and Restated Credit Agreement

Minimum
Fixed
Charge
Fiscal Quarter	Coverage
Ending On or About	Ratio
April 30, 2009	1.15 to 1
July 31, 2009	1.15 to 1
October 31, 2009	1.25 to 1
January 31, 2010	1.25 to 1
April 30, 2010 and thereafter	1.50 to 1
     (d) Capital Expenditures. The Borrower shall not make or incur, or permit to be made or incurred, Capital Expenditures (excluding Capital Expenditures funded with up to 50% of the proceeds of a Specified Asset Sale constituting a Reinvestment Event) during each of the Fiscal Years set forth below to be, in the aggregate, in excess of the maximum amount set forth below for such Fiscal Year:

Maximum
Fiscal Year Ending	Capital
On or About	Expenditures
January 31, 2007	$100,000,000
January 31, 2008	$100,000,000
January 31, 2009	$110,000,000
January 31, 2010	$120,000,000
     provided, that to the extent that actual Capital Expenditures for any such Fiscal Year shall be less than the maximum amount set forth above for such Fiscal Year (without giving effect to the carryover permitted by this proviso), 50% of the difference between said stated maximum amount and such actual Capital Expenditures shall, in addition, be available for Capital Expenditures in the next succeeding Fiscal Year. Notwithstanding anything in this Section 5.1(d) to the contrary, (i) Capital Expenditures funded with the Net Cash Proceeds of a Property Loss Event, to the extent such Net Cash Proceeds are not required to prepay the loans pursuant to Section 2.10 (Mandatory Prepayments), will not be included in the calculation of Capital Expenditures for purposes of this Section 5.1(d), and (ii) if all or a portion of amounts payable in connection with a Permitted Acquisition is classified as a Capital Expenditure under GAAP, the amount so classified will not be included in the calculation of Capital Expenditures for purposes of this Section 5.1(d).
          (D) Effective as of the Second Lien Covenant Amendment Effective Date and subject to the satisfaction (or due waiver) of the conditions set forth in Section 5 (Conditions Precedent to the Second Lien Covenant Amendment) hereof, the Credit Agreement is hereby amended as follows:
          (a) Amendments to Article V (Financial Covenants)
               (i) Section 5.2 (First Lien Financial Covenants) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

Amendment No. 2 to Amended and Restated Credit Agreement
          Section 5.2 Second Lien Financial Covenants
          As long as any Obligation or any Commitment remains outstanding under the Term C Facility and except to the extent otherwise permitted or consented in writing by the Requisite Term C Lenders, the Borrower agrees to each of the following covenants:
     (a) Maximum Leverage Ratio. The Borrower shall maintain, on each day of each Fiscal Quarter set forth below, a Leverage Ratio of not more than the maximum ratio set forth below opposite such Fiscal Quarter:

Maximum
Fiscal Quarter	Leverage
Ending On or About	Ratio
January 31, 2006	5.25 to 1
April 30, 2006	7.00 to 1
July 31, 2006	7.00 to 1
October 31, 2006	7.00 to 1
January 31, 2007	7.00 to 1
April 30, 2007	6.75 to 1
July 31, 2007	6.50 to 1
October 31, 2007	6.15 to 1
January 31, 2008	5.50 to 1
April 30, 2008	5.50 to 1
July 31, 2008	5.25 to 1
October 31, 2008	5.00 to 1
January 31, 2009	4.50 to 1
April 30, 2009	4.50 to 1
July 31, 2009	4.50 to 1
October 31, 2009 and thereafter	4.75 to 1
          (b) Minimum Interest Coverage Ratio. The Borrower shall maintain an Interest Coverage Ratio, as determined as of the last day of each Fiscal Quarter set forth below, for the four Fiscal Quarters ending on such day, of at least the minimum ratio set forth below opposite such Fiscal Quarter:

Maximum
Fiscal Quarter	Leverage
Ending On or About	Ratio
January 31, 2006	2.20 to 1
April 30, 2006	1.65 to 1
July 31, 2006	1.65 to 1
October 31, 2006	1.50 to 1

Amendment No. 2 to Amended and Restated Credit Agreement

Maximum
Fiscal Quarter	Leverage
Ending On or About	Ratio
January 31, 2007	1.50 to 1
April 30, 2007	1.50 to 1
July 31, 2007	1.60 to 1
October 31, 2007	1.70 to 1
January 31, 2008	1.85 to 1
April 30, 2008	1.85 to 1
July 31, 2008	2.05 to 1
October 31, 2008	2.20 to 1
January 31, 2009	2.35 to 1
April 30, 2009	2.35 to 1
July 31, 2009	2.45 to 1
October 31, 2009	2.45 to 1
January 31, 2010	2.60 to 1
April 30, 2010	2.60 to 1
July 31, 2010	2.70 to 1
     Section 2. Conditions Precedent to the General Effectiveness of this Amendment
          This Amendment shall become effective as of the date first written above when, and only when, each of the following conditions precedent shall have been satisfied (the “Amendment No. 2 Effective Date”) or duly waived by the Administrative Agent:
          (a) Certain Documents. The Administrative Agent shall have received each of the following, each dated the Amendment No. 2 Effective Date (unless otherwise agreed by the Administrative Agent), in form and substance satisfactory to the Administrative Agent:
          (i) this Amendment, duly executed by the Borrowers, Holdings and the Administrative Agent;
          (ii) the Consent and Agreement, in the form attached hereto as Exhibit A (each, a “Guarantor Consent”), executed by each of the Guarantors;
          (iii) the Acknowledgment and Consent, in the form attached hereto as Exhibit B (each, a “Lender Consent”), executed by the Lenders which, when combined, constitute the Requisite Lenders;
          (iv) a certificate of the Secretary or an Assistant Secretary of each Loan Party certifying (A) for each Loan Party that each officer of such Loan Party who has been authorized to execute and deliver the Credit Agreement or, as the case may be, the Guaranty is authorized to execute this Amendment and each other Loan Document executed in connection herewith, (B) that there have been no changes (other than as may be attached to such certificate of the Secretary or Assistant Secretary) to the certificate of incorporation or by-laws (or, in each case, equivalent Constituent Document) from the certificate of incorporation or by-laws (or, in each case, equivalent Constituent

Amendment No. 2 to Amended and Restated Credit Agreement
Document) delivered pursuant to the Credit Agreement and (C) that the resolutions of such Loan Party’s Board of Directors (or equivalent governing body) delivered pursuant to the Credit Agreement approving and authorizing the execution, delivery and performance of the Credit Agreement or the other Loan Documents to which it is a party remain in full force and effect and have not been amended, supplemented or modified in any way and authorize the execution of this Amendment and the Loan Documents executed in accordance herewith;
          (v) a certificate of a Responsible Officer to the effect that each of the conditions set forth in clauses (c), (d) and (e) below has been satisfied; and
          (vi) such additional documentation as the Lenders party to the Lenders’ Consent or the Administrative Agent may reasonably require;
          (b) Corporate and Other Proceedings. All corporate and other proceedings, and all documents, instruments and other legal matters in connection with the transactions contemplated by this Amendment shall be satisfactory in all respects to the Administrative Agent and each Lender;
          (c) Representations and Warranties. Each of the representations and warranties contained in Article IV (Representations and Warranties) of the Credit Agreement, the other Loan Documents or in any certificate, document or financial or other statement furnished at any time under or in connection therewith are true and correct in all material respects on and as of the Amendment No. 2 Effective Date, in each case as if made on and as of such date and except to the extent that such representations and warranties specifically relate to a specific date, in which case such representations and warranties shall be true and correct in all material respects as of such specific date; provided, however, that references therein to the “Credit Agreement” shall be deemed to refer to the Credit Agreement as amended by this Amendment;
          (d) No Default or Event of Default. After giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing, on the Amendment No. 2 Effective Date;
          (e) No Litigation. No litigation shall have been commenced against any Loan Party or any of its Subsidiaries, on the Amendment No. 2 Effective Date, seeking to restrain or enjoin (whether temporarily, preliminarily or permanently) the performance of any action by any Loan Party required or contemplated by this Amendment or the Credit Agreement or any Loan Document, in either case, as amended hereby;
          (f) Fees and Expenses Paid. The Borrower shall have paid all Obligations due, after giving effect to this Amendment, on or before the Amendment No. 2 Effective Date including, without limitation, the fees set forth in Section 8 (Fees and Expenses) hereof and all costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Amendment and all other Loan Documents entered into in connection herewith (including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto) and all other costs, expenses and fees due under any Loan Document.
     Section 3. [Intentionally omitted.]

Amendment No. 2 to Amended and Restated Credit Agreement
     Section 4. Conditions Precedent to the First Lien Covenant Amendment
          The amendment set forth in Section 1(C) (Amendment to the Credit Agreement) shall become effective as of the date when, and only when, each of the following conditions precedent shall have been satisfied (the “First Lien Covenant Amendment Effective Date”) or duly waived by the Administrative Agent:
          (a) Amendment No. 2 Effective Date. The Amendment No. 2 Effective Date shall have occurred;
          (b) Certain Documents. The Administrative Agent shall have received an executed Lender Consent executed by the Lenders which, when combined, constitute the Requisite First Lien Lenders;
          (c) Representations and Warranties. Each of the representations and warranties contained in Article IV (Representations and Warranties) of the Credit Agreement, the other Loan Documents or in any certificate, document or financial or other statement furnished at any time under or in connection therewith are true and correct in all material respects on and as of the date hereof and the First Lien Covenant Amendment Effective Date, in each case as if made on and as of such date and except to the extent that such representations and warranties specifically relate to a specific date, in which case such representations and warranties shall be true and correct in all material respects as of such specific date; provided, however, that references therein to the “Credit Agreement” shall be deemed to refer to the Credit Agreement as amended by this Amendment; and
          (d) No Default or Event of Default. After giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing, on the First Lien Covenant Amendment Effective Date.
     Section 5. Conditions Precedent to the Second Lien Covenant Amendment
          The amendment set forth in Section 1(D) (Amendment to the Credit Agreement) shall become effective as of the date when, and only when, each of the following conditions precedent shall have been satisfied (the “Second Lien Covenant Amendment Effective Date”) or duly waived by the Administrative Agent:
          (a) Amendment No. 2 Effective Date. The Amendment No. 2 Effective Date shall have occurred;
          (b) Certain Documents. The Administrative Agent shall have received an executed Lender Consent executed by the Lenders which, when combined, constitute the Requisite Term C Lenders;
          (c) Representations and Warranties. Each of the representations and warranties contained in Article IV (Representations and Warranties) of the Credit Agreement, the other Loan Documents or in any certificate, document or financial or other statement furnished at any time under or in connection therewith are true and correct in all material respects on and as of the date hereof and the Second Lien Covenant Amendment Effective Date, in each case as if made on and as of such date and except to the extent that such representations and warranties specifically relate to a specific date, in which case such representations and warranties shall be

Amendment No. 2 to Amended and Restated Credit Agreement
true and correct in all material respects as of such specific date; provided, however, that references therein to the “Credit Agreement” shall be deemed to refer to the Credit Agreement as amended by this Amendment; and
          (d) No Default or Event of Default. After giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing, on the Second Lien Covenant Amendment Effective Date.
     Section 6. Representations and Warranties
          On and as of the Amendment No. 2 Effective Date, the First Lien Covenant Amendment Effective Date and the Second Lien Covenant Amendment Effective Date, after giving effect to this Amendment, the Borrower and Holdings hereby represent and warrant to the Administrative Agent and each Lender as follows:
          (a) this Amendment and the Guarantor Consents have been duly authorized, executed and delivered by the Borrower, Holdings and each Guarantor, as applicable, and constitutes a legal, valid and binding obligation of the Borrower, Holdings and each Guarantor, as applicable, enforceable against the Borrower, Holdings and each Guarantor, as applicable, in accordance with their terms and the Credit Agreement as amended by this Amendment, constitutes the legal, valid and binding obligation of the Borrower and Holdings enforceable against the Borrower and Holdings in accordance with its terms;
          (b) no Default or Event of Default has occurred and is continuing; and
          (c) no litigation has been commenced against any Loan Party or any of its Subsidiaries seeking to restrain or enjoin (whether temporarily, preliminarily or permanently) the performance of any action by any Loan Party required or contemplated by this Amendment, the Credit Agreement or any Loan Document, in each case as amended hereby (if applicable).
     Section 7. Fees and Expenses
          (a) As consideration for the execution of this Amendment, the Borrower and each other Loan Party jointly and severally agrees to pay to the Administrative Agent for the account of each Lender for which the Administrative Agent shall have received (by facsimile or otherwise) an executed Lender Consent (or a release from escrow of a Lender Consent previously delivered in escrow) for this Amendment by 3 p.m. (New York Time) on March 31, 2006 (or such later date or time as the Administrative Agent and the Borrower may agree), an amendment fee equal to 0.25% of the sum of such Lender’s Revolving Credit Commitments then in effect plus the amount of such Lender’s outstanding Term Loans.
          (b) The Borrower and each other Loan Party agrees to pay on demand in accordance with the terms of Section 11.3 (Costs and Expenses) of the Credit Agreement all costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Amendment and all other Loan Documents entered into in connection herewith (including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto).

Amendment No. 2 to Amended and Restated Credit Agreement
     Section 8. Reference to the Effect on the Loan Documents
          (a) Each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Loan Documents to the Credit Agreement (including, without limitation, by means of words like “thereunder”, “thereof” and words of like import), shall mean and be a reference to the Credit Agreement as amended hereby, and this Amendment and the Credit Agreement shall be read together and construed as a single instrument. Each of the table of contents and lists of Exhibits and Schedules of the Credit Agreement shall be amended to reflect the changes made in this Amendment as of the Amendment No. 2 Effective Date, the First Lien Covenant Amendment Effective Date and the Second Lien Covenant Amendment Effective Date, as applicable.
          (b) Each reference in this Amendment to “Administrative Agent” shall mean and be a reference to the First Lien Agent or the Second Lien Agent as applicable.
          (c) Except as expressly amended hereby, all of the terms and provisions of the Credit Agreement and all other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed.
          (d) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders, Issuers, Syndication Agent, Documentation Agent or the Administrative Agent under any of the Loan Documents, nor constitute a waiver or amendment of any other provision of any of the Loan Documents or for any purpose except as expressly set forth herein.
          (e) This Amendment is a Loan Document.
     Section 9. Execution in Counterparts
          This Amendment may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are attached to the same document. Delivery of an executed counterpart by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.
     Section 10. Governing Law
          This Amendment shall be governed by and construed in accordance with the law of the State of New York.
     Section 11. Section Titles
          The section titles contained in this Amendment are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto, except when used to reference a section. Any reference to the number of a clause, sub-clause or subsection of any Loan Document immediately followed by a reference in parenthesis to the title of the section of such Loan Document containing such clause, sub-clause or subsection is a reference to such clause, sub-clause or subsection and not to the entire section; provided, however, that, in case of direct conflict between the reference to the title and the reference to the number of such section, the reference to the title shall govern absent manifest

Amendment No. 2 to Amended and Restated Credit Agreement
error. If any reference to the number of a section (but not to any clause, sub-clause or subsection thereof) of any Loan Document is followed immediately by a reference in parenthesis to the title of a section of any Loan Document, the title reference shall govern in case of direct conflict absent manifest error.
     Section 12. Notices
          All communications and notices hereunder shall be given as provided in the Credit Agreement or, as the case may be, the Guaranty.
     Section 13. Severability
          The fact that any term or provision of this Amendment is held invalid, illegal or unenforceable as to any person in any situation in any jurisdiction shall not affect the validity, enforceability or legality of the remaining terms or provisions hereof or the validity, enforceability or legality of such offending term or provision in any other situation or jurisdiction or as applied to any person.
     Section 14. Successors
          The terms of this Amendment shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.
     Section 15. Waiver of Jury Trial
          Each of the parties hereto irrevocably waives trial by jury in any action or proceeding with respect to this Amendment or any other Loan Document.
[Signature Pages Follow]

          In Witness Whereof, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first written above.

HLI Operating Company Inc.,
as Borrower

By:	/s/ Patrick C. Cauley

Name: Patrick C. Cauley
Title: Vice President

Hayes Lemmerz International, Inc.,
as Holdings

By:	/s/ Patrick C. Cauley

Name: Patrick C. Cauley
Title: Vice President
[Signature Page to Amendment No. 2]

Citicorp North America, Inc.,
as First Lien Agent, Second Lien Agent, Collateral Agent and Lender

By:	/s/ Keith Gerding

Name: Keith Gerding
Title: Vice President
[Signature Page to Amendment No. 2]

EXHIBIT A
FORM OF CONSENT AND AGREEMENT OF GUARANTORS
          The undersigned hereby consents to Amendment No. 2 to Amended and Restated Credit Agreement, dated as of the date hereof (“Amendment No. 2”; capitalized terms used herein but not defined herein are used with the meanings given them in Amendment No. 2), entered into among HLI Operating Company, Inc., a Delaware corporation (the “Borrower”), Hayes Lemmerz International, Inc., a Delaware corporation (“Holdings”), and Citicorp North America, Inc., as Administrative Agent on behalf of each Lender executing a Lender Consent.
          The undersigned further agrees that the terms of Amendment No. 2 shall not affect in any way its obligations and liabilities under the Loan Documents (as amended and otherwise expressly modified by Amendment No. 2), all of which obligations and liabilities shall remain in full force and effect and each of which is hereby reaffirmed.
          This Consent and Agreement may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same consent. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are attached to the same document. Delivery of an executed counterpart by telecopy shall be effective as delivery of a manually executed counterpart of this Consent and Agreement. Notices to parties hereto shall be given as provided in Amendment No. 2.
          The terms of this Consent and Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.
          This Consent and Agreement shall be governed by and construed in accordance with the law of the State of New York.
[Signature Page Follows]

          In witness whereof, the undersigned has caused this Consent and Agreement to be duly executed and delivered as of March 31, 2006.

GUARANTORS:

Hayes Lemmerz International, Inc.
HLI Parent Company, Inc.
Hayes Lemmerz International—Akron, LLC
Hayes Lemmerz International—Bowling Green, Inc
Hayes Lemmerz International — Bristol, Inc.
Hayes Lemmerz International—California, Inc.
Hayes Lemmerz International—Commercial Highway, Inc.
Hayes Lemmerz International—Georgia, Inc.
Hayes Lemmerz International — Homer, Inc.
Hayes Lemmerz International — Howell, Inc.
Hayes Lemmerz International—Hub and Drum, LLC
Hayes Lemmerz International—Huntington, Inc.
Hayes Lemmerz International—Kentucky, Inc.
Hayes Lemmerz International — Laredo, Inc.
Hayes Lemmerz International — Montague, Inc.
Hayes Lemmerz International — PCA, Inc.
Hayes Lemmerz International — Petersburg, Inc.
Hayes Lemmerz International—Sedalia, Inc.
Hayes Lemmerz International — Southfield, Inc.
Hayes Lemmerz International — Technical Center, Inc.
Hayes Lemmerz International — Texas, Inc.
Hayes Lemmerz International—Transportation, Inc.
Hayes Lemmerz International—Wabash, Inc.
Hayes Lemmerz International Import, Inc.
HLI Brakes Holding Company, Inc.
HLI Commercial Highway Holding Company, Inc.
HLI Powertrain Holding Company, Inc.
HLI Realty, Inc.
HLI Services Holding Company, Inc.
HLI Suspension Holding Company, Inc.
HLI Wheels Holding Company, Inc.
HLI — Summerfield Realty Corp.

By:	/s/ Patrick C. Cauley

Name: Patrick C. Cauley
Title: Vice President
[Signature Page to Consent and Agreement Of Guarantors ]

Acknowledged and Agreed
as of the date first above written:
Citicorp North America, Inc.
as First Lien Agent, Second Lien Agent
and Collateral Agent

By:	/s/ Keith Gerding

Name:	Keith Gerding
Title:	Vice President
[Signature Page to Consent and Agreement Of Guarantors ]

EXHIBIT B
Form of Consent of Lenders
to
Amendment No. 2 to Amended and Restated Credit Agreement
          Each of the undersigned is a Lender or Issuer party to the Amended and Restated Credit Agreement, dated as of April 11, 2005 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Credit Agreement), among HLI Operating Company, Inc. as Borrower, Hayes Lemmerz International, Inc. as Holdings, the Lenders and Issuers party thereto, Citicorp North America, Inc. (“CNAI”), as Agent for the First Lien Lenders, CNAI, as Agent for the Term C Lenders, CNAI, as Collateral Agent for the Secured Parties, Lehman Commercial Paper Inc., as Syndication Agent, General Electric Capital Corporation, as Documentation Agent, and Citigroup Global Markets Inc. and Lehman Brothers Inc., as Joint Book-Running Lead Managers and Joint Lead Arrangers.
          Each of the undersigned hereby consents, pursuant to and in accordance with Section 11.1 (Amendments, Waivers, Etc.) of the Credit Agreement, to the amendments (other then the amendment set forth in Section 1(B) (Amendments to the Credit Agreement)) and other terms of Amendment No. 2 to the Credit Agreement, dated as of March 31, 2006 (“Amendment No. 2”) and acknowledges and agrees to be bound by the terms of Amendment No. 2 and that the terms of Amendment No. 2 shall not affect its obligations and liabilities as a Lender under the Loan Documents (other than as expressly described in Amendment No. 2), that all of such obligations and liabilities remain in full force and effect and are hereby reaffirmed.
          This consent may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same consent. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are attached to the same document. Delivery of an executed counterpart by telecopy shall be effective as delivery of a manually executed counterpart of this consent. Notices to parties hereto shall be given as provided in Amendment No. 2.
          The terms of this consent shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.
          This consent shall be governed by and construed in accordance with the law of the State of New York.
Dated as of March 31, 2006.
[Signature Pages Follow]

Lenders:

By:

Name:
Title: